SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 18, 1994



                             REYNOLDS METALS COMPANY
             (Exact name of registrant as specified in its charter)






    Delaware                             1-1430                  54-0355135
(State of Incorporation)               (Commission             (IRS Employer
                                       File Number)         Identification No.)





                             6601 West Broad Street
                                 P. O. Box 27003
                          Richmond, Virginia 23261-7003
                    (Address of Principal Executive Offices,
                               including zip code)


                                 (804) 281-2000
              (Registrant's Telephone Number, including area code)










Item 5.   Other Events.

     On January 25, 1994 the registrant completed the sale of 11,000,000 shares of its 7% PRIDES*, Convertible Preferred Stock (the "Preferred Stock"), including 1,000,000 shares purchased by underwriters in connection with the exercise of an over-allotment option, under agreements with underwriters entered into on January 18, 1994. A final form of prospectus dated January 18, 1994 (attached hereto as Exhibit 99 and incorporated herein by reference) to be used in connection with the public offering of the Preferred Stock was filed with the Securities and Exchange Commission on January 20, 1994.


* Service mark of Merrill Lynch & Co., Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

        Exhibit 1(a) Purchase Agreement dated January 18, 1994 between Reynolds Metals Company, on the one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and CS First Boston Corporation as representatives (the "Representatives") of the several Underwriters named in Schedule A thereto, on the other


        Exhibit 1(b) Pricing Agreement dated January 18, 1994 between Reynolds Metals Company and the Representatives

        Exhibit 4(a) Certificate of Designations, Preferences, Rights and Limitations of the 7% PRIDES, Convertible Preferred Stock

        Exhibit 4(b) Form of 7% PRIDES, Convertible Preferred Stock certificate

        Exhibit 99       Prospectus dated January 18, 1994

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY


                                   By:   D. Michael Jones
                                         D. Michael Jones
                                         Vice President, General
                                         Counsel and Secretary


Dated:  January 26, 1994

                                INDEX TO EXHIBITS



EXHIBIT                                                            SEQUENTIAL
  NO.                         DESCRIPTION OF EXHIBIT                PAGE NO.

  1(a)       Purchase Agreement dated January 18, 1994               _____
             between Reynolds Metals Company, on the one hand, and Merrill Lynch & Co., Merrill Lynch,
             Pierce, Fenner & Smith Incorporated and CS First
             Boston Corporation as representatives (the
             "Representatives") of the several Underwriters named in Schedule A thereto, on the other

  1(b)       Pricing Agreement dated January 18, 1994                _____
             between Reynolds Metals Company and the
             Representatives

  4(a)       Certificate of Designations, Preferences, Rights        _____
             and Limitations of the 7% PRIDES, Convertible
             Preferred Stock

  4(b)       Form of 7% PRIDES, Convertible Preferred Stock          _____
             certificate

  99         Prospectus dated January 18, 1994                       _____







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